SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):           January 14, 2000

                            EXTEN INDUSTRIES, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

     DELAWARE                      0-16354                     52-1412493
     --------                      -------                     ----------
     (State or other            (Commission                (I.R.S. Employer
     jurisdiction of            File Number)              Identification No.)
     incorporation)

             9620 Chesapeake Drive, Suite 201
                  San Diego, California                    92123
             --------------------------------              -----
         (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code:      (858) 496-0173

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            EXHIBIT 16 - Letter from J.H. Cohn, LLP to the
                         Securities and Exchange Commission
                         dated May 8, 2000.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EXTEN INDUSTRIES, INC.

Date:     May 12, 2000                                By:  /s/ W. Gerald Newmin
                                                           --------------------
                                                           W. Gerald Newmin,
                                                        Chief Executive Officer


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